Filed under Rule 497(k) and 497(e)
Registration No. 002-83631

VALIC Company I

Government Securities Fund

(the “Fund”)

Supplement dated January 29, 2026, to the Summary Prospectus and Prospectus of the Fund, each dated October 1, 2025, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectus and Prospectus:

The section of the Summary Prospectus entitled “Principal Investment Strategies of the Fund” and the subsection of the Prospectus entitled “Additional Information About the Funds’ Investment Objectives, Strategies and Risks – Government Securities Fund” are supplemented by adding the following:

The Fund has flexibility to invest in derivatives, including futures contracts, options, and swaps, in order to hedge various investments, for risk management purposes and/or to increase income or gain to the Fund. Derivatives, which are instruments which have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. In particular, the Fund may use futures contracts, including treasury futures, options and swaps to manage cash inflows and duration and as substitutes for securities in which the Fund may invest.

The section of the Summary Prospectus entitled “Principal Risks of Investing in the Fund” is supplemented by adding the following:

Derivatives Risk. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.

The subsection of the Prospectus entitled “Additional Information About the Funds’ Investment Objectives, Strategies and Risks – Government Securities Fund” is revised to remove “Derivatives Risk” as a non-principal risk of the Fund.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Summary Prospectus and/or Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.